UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21634

Access One Trust
(Exact name of registrant as specified in charter)

7501 Wisconsin Avenue, Suite 1000 Bethesda, MD	20814
(Address of principal executive offices)	(Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(240) 497-6400

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2020

Item 1. Reports to Stockholders.

Annual Report
OCTOBER 31, 2020

Access One Trust
Access Flex Bear High Yield FundSM
Access Flex High Yield FundSM

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.profunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 888-PRO-FNDS (888-776-3637) or by sending an e-mail request to info@profunds.com.
Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 888-PRO-FNDS (888-776-3637) or send an email request to info@profunds.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

1	Message from the Chairman
3	Management Discussion of Fund Performance
6	Expense Examples
8	Financial Statements and Financial Highlights
15	Notes to Financial Statements
27	Report of Independent Registered Public Accounting Firm
28	Board Approval of Investment Advisory Agreement
31	Trustees and Executive Officers
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Message from the Chairman
Dear Shareholder:
As we face unprecedented challenges throughout this year, we appreciate the opportunity to reaffirm our commitment to our customers, partners and associates. We are focused on continually taking the necessary steps to ensure the safety of our employees and the effective management of our funds. I am pleased to present this annual report to shareholders for the Access Flex High Yield Fund and the Access Flex Bear High Yield Fund (“Access Funds”) for the twelve months ended October 31, 2020.
High Yield Bonds Plunge and Recover
The U.S. high yield bond market returned 1.57% over the annual period, measured by the Markit iBoxx $ Liquid High Yield Index. High yield bonds rose during the early part of the period on solid economic data, news of a U.S.-China trade agreement, and continuing low interest rates. Confidence began to erode in mid-January, however, as coronavirus concerns took the stage. Many investors reallocated capital into U.S. Treasury securities as a result. High yield bond prices later plunged as pandemic fears escalated in February and March.
The second half of the reporting period saw equity markets recovering from shutdowns — albeit unevenly with occasional pullbacks and uncertainty from Washington — and high yield bonds clawing back lost ground. This relatively swift market recovery was due in large part to the substantial pledge from the Federal Reserve in March to aggressively support markets, including providing liquidity support for the corporate bond market, and its indication that low interest rates would remain in place for the foreseeable future.
Broader Bond Market Strong Amid Low Interest Rates
Strong demand for U.S. Treasury securities during much of the first half of the reporting period propelled prices higher and yields, which move opposite to price, lower. Treasury securities traded in a narrow range through the third calendar quarter, and the 10-year U.S. Treasury even briefly touched upon a record low yield in August. Over the twelve-month period ended October 31, the Bloomberg Barclays US Aggregate Bond Index® returned 6.19%, the Ryan Labs Returns Treasury Yield Curve 30 Year Index surged 14.43% and the Ryan Labs Returns Treasury Yield Curve 10 Year Index gained 9.10%.
Economic Figures Rally, Unemployment Declines During Third Quarter 2020
Stay-at-home orders and the shuttering of many businesses during the first wave of the pandemic dealt a significant blow to the U.S. economy and markets. Gross domestic product (GDP) declined a staggering 31.4% during the second calendar quarter of 2020, according to Department of Commerce Bureau of Economic Analysis (“BEA”) reports. In sharp contrast, BEA advanced estimates for the third calendar quarter show a remarkable recovery, with GDP rallying 33.1% to regain its losses and more. Unemployment experienced a related pattern, spiking to 14.7% in April 2020 before improving to end the twelve-month period at 6.9%. That figure remains nearly double the rate before the pandemic shutdowns. “The increase in third-quarter GDP reflected continued efforts to reopen businesses and resume activities that were postponed or restricted due to COVID-19,” stated the BEA’s October 29 report.

Performance of Access Funds
For the twelve months ended October 31, 2020, the Access Flex High Yield Fund Investor Class returned -4.05%, which is largely attributable to CDX series holdings in the fund that underperformed the Markit iBoxx $ Liquid High Yield Index. The Access Flex Bear High Yield Fund Investor Class, as it’s designed to do, moved in the opposite direction of the high yield market, returning -1.72%.
We thank you for the trust and confidence you have placed in us by choosing Access Funds and appreciate the opportunity to continue serving your investing needs.
Sincerely,
Michael L. Sapir
Chairman of the Board of Trustees

Management Discussion of
Fund Performance

4 Management Discussion of Fund Performance :: Access One Trust :: Access Flex Bear High Yield Fund ::
The Access Flex Bear High Yield Fund (the “Fund”) seeks to provide investment results that correspond generally to the inverse (-1x) of the total return of the high yield market, consistent with maintaining reasonable liquidity. However, the Fund does not seek to match the daily returns of a specific benchmark. For the year ended October 31, 2020, the Fund (Investor Class shares) had a total return of  -1.72%. For the same period, the Markit iBoxx $ Liquid High Yield Index, a widely used measure of high yield market performance had a total return of 1.57%1. The total return for the 5-year U.S. Treasury Note was 6.45%2.
The Fund is designed to maintain inverse exposure to the high yield market, regardless of market conditions. This means the Fund does not adopt defensive positions in anticipation of an adverse market climate. The Fund seeks to achieve its high yield exposure primarily through credit default swaps (CDS) and 5-year treasury exposure but may also invest in high yield debt instruments (commonly referred to as junk bonds), other debt, money market instruments, total return swap agreements and futures contracts.
During the year ended October 31, 2020, the Fund invested in credit default swap agreements and futures contracts as a substitute for shorting high yield bonds. These derivatives generally tracked the performance of their underlying benchmark and benefited from financing costs associated with their use. The Fund entered into credit default swap agreements that were centrally cleared. In a centrally cleared swap agreement, the clearing organization takes on the credit risk of all parties involved in the trade, and in effect, guarantees each party’s obligations under the contract. As a result, each party involved in a centrally cleared contract only faces the clearing organization. There can be no assurance that the clearing organization, or its members, will satisfy its obligations to the Fund.
Value of a $10,000 Investment at Net Asset Value*
*
The line graph represents the historical performance of a hypothetical investment of  $10,000 in the Access Flex Bear High Yield Fund from October 31, 2010 to October 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 10/31/20
Fund	One Year	Five Year	Ten Year
Investor	-1.72%	-6.17%	-9.13%
Service	-2.64%	-7.01%	-10.00%
Markit iBoxx $ Liquid High Yield Index	1.57%	5.56%	5.54%
Expense Ratios**
Fund	Gross	Net
Investor	5.99%	1.78%
Service	6.99%	2.78%

**
Reflects the expense ratio as reported in the Prospectus dated February 28, 2020. Contractual fee waivers are in effect through February 28, 2021.

Allocation of Portfolio Holdings & Composition
Investment Type	% of Net Assets
Credit Default Swap Agreements	(93)%
Futures Contracts	(88)%
“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.
Holdings
The Access Flex Bear High Yield Fund primarily invests in non-equity securities, which may include: credit default swap agreements, futures contracts, repurchase agreements, U.S. Government and money market securities.
Industry Exposure
% of Market Exposure (CDS)
Consumer Cyclical	(32)%
Consumer Non-Cyclical	(15)%
Communications	(11)%
Financial	(11)%
Energy	(7)%
Industrials	(7)%
Basic Materials	(6)%
Utilities	(6)%
Technology	(5)%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month-end, please visit www.ProFunds.com.
1
The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

2
The 5-year U.S. Treasury Note reflects both price return and yield components. It does not reflect the impact of transaction and financing costs, nor the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees.

Investments in high yield bonds or in investments linked to the high yield market are subject to greater volatility and greater credit risks than investing in U.S. Treasuries. U.S. Treasury instruments are guaranteed by the U.S. government as to the timely payment of principal and interest, if held to maturity. Both the principal and yield of a mutual fund will fluctuate with changes in market conditions.
The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

:: Access One Trust :: Access Flex High Yield Fund :: Management Discussion of Fund Performance  5
The Access Flex High Yield Fund (the “Fund”) seeks to provide investment results that correspond generally to the total return of the high yield market, consistent with maintaining reasonable liquidity. However, the Fund does not seek to match the daily returns of a specific benchmark. For the year ended October 31, 2020, the Fund (Investor Class shares) had a total return of  -4.05%. For the same period, the Markit iBoxx $ Liquid High Yield Index, a widely used measure of high yield market performance, had a total return of 1.57%1. The total return for the 5-year U.S. Treasury Note was 6.45%2.
The Fund is designed to maintain exposure to the high yield market, regardless of market conditions. This means the Fund does not adopt defensive positions in anticipation of an adverse market climate. The Fund seeks to achieve its high yield exposure primarily through credit default swaps (CDS) and 5-year treasury exposure but may also invest in high yield debt instruments (commonly referred to as junk bonds), other debt, money market instruments, total return swap agreements and futures contracts.
During the year ended October 31, 2020, the Fund invested in credit default swap agreements and futures contracts as a substitute for investing directly in high yield bonds. These derivatives generally tracked the performance of their underlying benchmark and were negatively impacted by financing costs associated with their use. The Fund entered into credit default swap agreements that were centrally cleared. In a centrally cleared swap agreement, the clearing organization takes on the credit risk of all parties involved in the trade, and in effect, guarantees each party’s obligations under the contract. As a result, each party involved in a centrally cleared contract only faces the clearing organization. There can be no assurance that the clearing organization, or its members, will satisfy its obligations to the Fund.
Value of a $10,000 Investment at Net Asset Value*
*
The line graph represents the historical performance of a hypothetical investment of  $10,000 in the Access Flex High Yield Fund from October 31, 2010 to October 31, 2020, assuming the reinvestment of distributions.

Average Annual Total Return as of 10/31/20
Fund	One Year	Five Year	Ten Year
Investor	-4.05%	3.49%	4.50%
Service	-4.98%	2.49%	3.48%
Markit iBoxx $ Liquid High Yield Index	1.57%	5.56%	5.54%
Expense Ratios**
Fund	Gross	Net
Investor	1.90%	1.78%
Service	2.90%	2.78%

**
Reflects the expense ratio as reported in the Prospectus dated February 28, 2020. Contractual fee waivers are in effect through February 28, 2021.

Allocation of Portfolio Holdings & Composition
Investment Type	% of Net Assets
Credit Default Swap Agreements	87%
Futures Contracts	8%
U.S. Treasury Obligation	62%
“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any instruments used for cash management.
Holdings
The Access Flex High Yield Fund primarily invests in non-equity securities, which may include: credit default swap agreements, futures contracts, repurchase agreements, U.S. Government and money market securities.
Industry Exposure
% of Market Exposure (CDS)
Consumer Cyclical	32%
Consumer Non-Cyclical	15%
Communications	11%
Financial	11%
Energy	7%
Industrials	7%
Basic Materials	6%
Utilities	6%
Technology	5%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month-end, please visit www.ProFunds.com.
1
The graph and table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees, are not reflected in the Index calculations. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. It is not possible to invest directly in an index.

2
The 5-year U.S. Treasury Note reflects both price return and yield components. It does not reflect the impact of transaction and financing costs, nor the deduction of fees and expenses associated with a mutual fund, such as investment management and accounting fees.

Investments in high yield bonds or in investments linked to the high yield market are subject to greater volatility and greater credit risks than investing in U.S. Treasuries. U.S. Treasury instruments are guaranteed by the U.S. government as to the timely payment of principal and interest, if held to maturity. Both the principal and yield of a mutual fund will fluctuate with changes in market conditions.
The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

Expense Examples

7 :: Access One Trust :: Expense Examples (unaudited)
As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including wire redemption fees; and (2) ongoing costs, including management fees; distribution fees and service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing cost of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher. Therefore, these examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds.
Actual Expenses
The actual examples are based on an investment of  $1,000 invested at the beginning of a six-month period and held throughout the period ended October 31, 2020.
The columns below under the heading entitled “Actual” provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Expenses for Comparison Purpose
The hypothetical expense examples are based on an investment of  $1,000 invested at the beginning of a six-month period and held throughout the period ended October 31, 2020.
The columns below under the heading entitled “Hypothetical” provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
	Annualized Expense Ratio During Period	Beginning Account Value 5/1/20	Actual		Hypothetical (5% return before Expenses)
			Ending Account Value 10/31/20	Expenses Paid During Period*	Ending Account Value 10/31/20	Expenses Paid During Period*
Access Flex Bear High Yield Fund – Investor	1.78%	$1,000.00	$944.30	$8.70	$1,016.19	$9.02
Access Flex Bear High Yield Fund – Service	2.78%	1,000.00	939.50	13.55	1,011.16	14.05
Access Flex High Yield Fund – Investor	1.78%	1,000.00	1,027.70	9.07	1,016.19	9.02
Access Flex High Yield Fund – Service	2.78%	1,000.00	1,022.60	14.13	1,011.16	14.05

*
Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

Financial Statements and
Financial Highlights

9 October 31, 2020 :: Schedule of Portfolio Investments ::  Access One Trust :: Access Flex Bear High Yield Fund ::
Repurchase Agreements (56.8%)
	Principal Amount	Value
Canadian Imperial Bank of Commerce, 0.02%, 11/2/20, dated 10/30/20, with a repurchase price of $31,000 (Collateralized by $30,200 U.S. Treasury Notes, 1.50%, 9/30/24, total value $31,679)	$31,000	$31,000
Credit Agricole, 0.03%, 11/2/20, dated 10/30/20, with a repurchase price of $128,000 (Collateralized by $132,000 Federal Home Loan Mortgage Corp., 0.13%, 10/15/23, total value $131,292)	128,000	128,000
HSBC Securities (USA), Inc., 0.02%, 11/2/20, dated 10/30/20, with a repurchase price of $31,000 (Collateralized by $33,200 U.S. Treasury STRIPS, 0.71%†, 5/15/27, total value $31,696)	31,000	31,000
RBC Capital Markets, LLC, 0.02%, 11/2/20, dated 10/30/20, with a repurchase price of $99,000 (Collateralized by $95,800 U.S. Treasury Notes, 1.50%, 11/30/24, total value $101,028)	99,000	99,000
Repurchase Agreements (continued)
	Principal Amount	Value
Societé Generale, 0.04%, 11/2/20, dated 10/30/20, with a repurchase price of $190,001 (Collateralized by $190,100 U.S. Treasury Notes, 2.63%, 7/15/21, total value $193,828)	$190,000	$190,000
UMB Financial Corp., 0.02%, 11/2/20, dated 10/30/20, with a repurchase price of $9,000 (Collateralized by $10,000 Federal Home Loan Banks, 3.38%, 12/8/23, total value $11,096)	9,000	9,000
TOTAL REPURCHASE AGREEMENTS (Cost $488,000)		488,000
TOTAL INVESTMENT SECURITIES (Cost $488,000) – 56.8%		488,000
Net other assets (liabilities) – 43.2%		370,907
NET ASSETS — (100.0%)		$858,907
STRIPS Separate Trading of Registered Interest and Principal of Securities.
†
Represents the effective yield or interest rate in effect at October 31, 2020.

Futures Contracts Sold
	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
5-Year U.S. Treasury Note Futures Contracts	6	1/1/21	$753,516	$1,585
Centrally Cleared Swap Agreements
Credit Default Swap Agreements – Buy Protection(a)
Underlying Instrument	Payment Frequency	Fixed Deal Pay Rate	Maturity Date	Implied Credit Spread at October 31, 2020(b)	Notional Amount(c)	Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)	Variation Margin
CDX North America High Yield Index Swap Agreement; Series 35	Daily	5.00%	12/20/25	4.23%	$800,000	$(28,704)	$(34,249)	$5,545	$508

(a)
When a credit event occurs as defined under the terms of the swap agreement, the Fund as a buyer of credit protection will either (i) receive from the seller of protection an amount equal to the par value of the defaulted reference entity and deliver the reference entity or (ii) receive a net amount equal to the par value of the defaulted reference entity less its recovery value.

(b)
Implied credit spread, represented in absolute terms, utilized in determining the value of the credit default swap agreements as of period end will serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(c)
The notional amount represents the maximum potential amount the Fund may receive as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap agreement, for each security included in the CDX North America High Yield Index.

See accompanying notes to the financial statements.

:: Access One Trust :: Access Flex High Yield Fund :: Schedule of Portfolio Investments ::  October 31, 2020 10
U.S. Treasury Obligation (62.2%)
	Principal Amount	Value
U.S. Treasury Notes, 0.25%, 10/31/25	$12,750,000	$12,665,830
TOTAL U.S. TREASURY OBLIGATION (Cost $12,682,266)		12,665,830
Repurchase Agreements (91.8%)
Canadian Imperial Bank of Commerce, 0.02%, 11/2/20, dated 10/30/20, with a repurchase price of $1,188,001 (Collateralized by $1,155,200 U.S. Treasury Notes, 1.50%, 9/30/24, total value $1,211,765)	1,188,000	1,188,000
Credit Agricole, 0.03%, 11/2/20, dated 10/30/20, with a repurchase price of $4,910,010 (Collateralized by $4,694,000 Federal Home Loan Mortgage Corp., 2.13%, 3/31/24, total value $5,008,702)	4,910,000	4,910,000
HSBC Securities (USA), Inc., 0.02%, 11/2/20, dated 10/30/20, with a repurchase price of $1,188,001 (Collateralized by $1,269,300 U.S. Treasury STRIPS, 0.71%†, 5/15/27, total value $1,211,799)	1,188,000	1,188,000
Repurchase Agreements (continued)
	Principal Amount	Value
RBC Capital Markets, LLC, 0.02%, 11/2/20, dated 10/30/20, with a repurchase price of $3,801,006 (Collateralized by $3,676,400 U.S. Treasury Notes, 1.50%, 11/30/24, total value $3,877,047)	$3,801,000	$3,801,000
Societé Generale, 0.04%, 11/2/20, dated 10/30/20, with a repurchase price of $7,286,021 (Collateralized by $7,049,300 U.S. Treasury Inflation- Protected Securities (TIPS), 1.50%, 1/15/23, total value $7,431,781)	7,286,000	7,286,000
UMB Financial Corp., 0.02%, 11/2/20, dated 10/30/20, with a repurchase price of $316,000 (Collateralized by $295,000 Federal Home Loan Banks, 3.38%, 12/8/23, total value $327,340)	316,000	316,000
TOTAL REPURCHASE AGREEMENTS (Cost $18,689,000)		18,689,000
TOTAL INVESTMENT SECURITIES (Cost $31,371,266) – 154.0%		31,354,830
Net other assets (liabilities) – (54.0)%		(10,991,204)
NET ASSETS – (100.0%)		$20,363,626
STRIPS Separate Trading of Registered Interest and Principal of Securities.
†
Represents the effective yield or interest rate in effect at October 31, 2020.

Futures Contracts Purchased
	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
5-Year U.S. Treasury Note Futures Contracts	13	1/1/21	$1,632,617	$(1,986)
Centrally Cleared Swap Agreements
Credit Default Swap Agreements – Sell Protection(a)
Underlying Instrument	Payment Frequency	Fixed Deal Pay Rate	Maturity Date	Implied Credit Spread at October 31, 2020(b)	Notional Amount(c)	Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)	Variation Margin
CDX North America High Yield Index Swap Agreement; Series 35	Daily	5.00%	12/20/25	4.19%	$17,670,000	$634,088	$843,944	$(209,856)	$(13,180)

(a)
When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.

(b)
Implied credit spread, represented in absolute terms, utilized in determining the value of the credit default swap agreements as of period end will serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(c)
The notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement, for each security included in the CDX North America High Yield Index.

See accompanying notes to the financial statements.

11 October 31, 2020 :: Statements of Assets and Liabilities :: Access One Trust ::
	Access Flex Bear High Yield Fund	Access Flex High Yield Fund
ASSETS:
Total Investment Securities, at cost	$488,000	$31,371,266
Securities, at value	—	12,665,830
Repurchase agreements, at value	488,000	18,689,000
Total Investment Securities, at value	488,000	31,354,830
Cash	940	652
Segregated cash balances for futures contracts with brokers	4,290	9,295
Segregated cash balances for credit default swap agreements with brokers	58,195	2,079,534
Interest receivable	1	27
Receivable for capital shares issued	4	1,169
Receivable for closed swap positions	8,741	—
Due from Advisor under a Receivables Agreement	291,387	—
Due from Advisor under an expense limitation agreement	2,343	—
Variation margin on futures contracts	375	—
Variation margin on credit default swap agreements	508	—
Prepaid expenses	8,600	37,258
TOTAL ASSETS	863,384	33,482,765
LIABILITIES:
Payable for capital shares redeemed	1,002	342,405
Payable for investments purchased	—	12,682,266
Variation margin on futures contracts	—	813
Variation margin on credit default swap agreements	—	13,180
Advisory fees payable	—	3,297
Management services fees payable	—	659
Administration fees payable	53	1,339
Distribution and services fees payable – Service Class	11	2,469
Transfer agency fees payable	48	1,723
Fund accounting fees payable	31	770
Compliance services fees payable	2	61
Service fees payable	3	86
Other accrued expenses	3,327	70,071
TOTAL LIABILITIES	4,477	13,119,139
NET ASSETS	$858,907	$20,363,626
NET ASSETS CONSIST OF:
Capital	$6,258,113	$20,551,564
Total distributable earnings (loss)	(5,399,206)	(187,938)
NET ASSETS	$858,907	$20,363,626
NET ASSETS:
Investor Class	$845,211	$17,557,355
Service Class	13,696	2,806,271
SHARES OF BENEFICIAL INTEREST OUTSTANDING
(unlimited number of shares authorized, no par value):
Investor Class	25,459	554,801
Service Class	477	89,564
NET ASSET VALUE:
(offering and redemption price per share)
Investor Class	$33.20	$31.65
Service Class	28.71	31.33
Amounts designated as “—” are $0 or have been rounded to $0.
See accompanying notes to the financial statements.

:: Access One Trust :: Statements of Operations :: For the Year Ended October 31  12
	Access Flex Bear High Yield Fund	Access Flex High Yield Fund
	Year Ended October 31, 2020	Year Ended October 31, 2020
INVESTMENT INCOME:
Interest	$2,000	$155,331
EXPENSES:
Advisory fees	6,807	165,790
Management services fees	1,362	33,158
Administration fees	840	20,826
Distribution and services fees – Service Class	569	35,293
Transfer agency fees	646	22,532
Administrative services fees	2,986	47,954
Registration and filing fees	29,105	52,250
Custody fees	126	2,579
Fund accounting fees	477	11,194
Trustee fees	19	592
Compliance services fees	5	128
Service fees	55	1,263
Audit fees	2,411	53,878
Other fees	5,717	47,415
Total Gross Expenses before reductions	51,125	494,852
Expenses reduced and reimbursed by the Advisor	(34,400)	(44,103)
TOTAL NET EXPENSES	16,725	450,749
NET INVESTMENT INCOME (LOSS)	(14,725)	(295,418)
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment securities	—	858,976
Net realized gains (losses) on futures contracts	(35,703)	35,406
Net realized gains (losses) on swap agreements	(83,928)	(135,233)
Change in net unrealized appreciation/depreciation on investment securities	—	(132,961)
Change in net unrealized appreciation/depreciation on futures contracts	(1,962)	(2,802)
Change in net unrealized appreciation/depreciation on swap agreements	10,497	(360,832)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(111,096)	262,554

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(125,821)	$(32,864)
Amounts designated as “—” are $0 or have been rounded to $0.
See accompanying notes to the financial statements.

13 Statement of Changes in Net Assets FOR THE PERIODS INDICATED :: Access One Trust ::
	Access Flex Bear High Yield Fund		Access Flex High Yield Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(14,725)	$(4,983)	$(295,418)	$(904)
Net realized gains (losses) on investments	(119,631)	(72,785)	759,149	1,461,691
Change in net unrealized appreciation/depreciation on investments	8,535	(15,762)	(496,595)	684,389
Change in net assets resulting from operations	(125,821)	(93,530)	(32,864)	2,145,176
DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions
Investor Class	—	—	(473,488)	(946,395)
Service Class	—	—	(73,610)	(227,326)
Return of capital
Investor Class	—	—	(51,279)	—
Service Class	—	—	(7,972)	—
Change in net assets resulting from distributions	—	—	(606,349)	(1,173,721)
Change in net assets resulting from capital transactions	145,189	304,468	(3,640,067)	(4,885,647)
Change in net assets	19,368	210,938	(4,279,280)	(3,914,192)
NET ASSETS:
Beginning of period	839,539	628,601	24,642,906	28,557,098
End of period	$858,907	$839,539	$20,363,626	$24,642,906
CAPITAL TRANSACTIONS:
Investor Class
Proceeds from shares issued	$5,134,273	$4,663,696	$100,359,693	$75,390,778
Distributions reinvested	—	—	510,530	943,537
Value of shares redeemed	(4,971,541)	(4,364,237)	(103,023,846)	(83,304,258)
Service Class
Proceeds from shares issued	712,479	1,454,998	10,267,023	18,265,562
Distributions reinvested	—	—	81,582	227,326
Value of shares redeemed	(730,022)	(1,449,989)	(11,835,049)	(16,408,592)
Change in net assets resulting from capital transactions	$145,189	$304,468	$(3,640,067)	$(4,885,647)
SHARE TRANSACTIONS:
Investor Class
Issued	146,202	130,905	3,084,990	2,265,346
Reinvested	—	—	15,586	28,328
Redeemed	(144,619)	(122,631)	(3,124,054)	(2,514,985)
Service Class
Issued	24,676	46,603	313,888	550,236
Reinvested	—	—	2,534	6,904
Redeemed	(25,319)	(46,621)	(369,466)	(497,211)
Change in shares	940	8,256	(76,522)	(161,382)
Amounts designated as “—” are $0 or have been rounded to $0.
See accompanying notes to the financial statements.

Financial Highlights  :: Access OneTrust :: 14
Access One Trust Financial Highlights FOR THE PERIODS INDICATED
		Investment Activities				Distributions to Shareholders From					Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	In Excess of Net Investment Income	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return	Gross Expenses	Net Expenses	Net Investment Income (Loss)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(b)
Access Flex Bear High Yield Fund
Investor Class
Year Ended October 31, 2020	$33.78	(0.53)	(0.05)	(0.58)	—	—	—	—	$33.20	(1.72)%	5.56%	1.78%	(1.56)%	$845	—
Year Ended October 31, 2019	$37.85	(0.21)	(3.86)	(4.07)	—	—	—	—	$33.78	(10.75)%	5.99%	1.78%	(0.60)%	$807	—
Year Ended October 31, 2018	$38.27	(0.35)	(0.07)	(0.42)	—	—	—	—	$37.85	(1.10)%	5.42%	1.78%	(0.92)%	$591	—
Year Ended October 31, 2017(c)	$40.76	(0.50)	(1.99)	(2.49)	—	—	—	—	$38.27	(6.09)%(d)	4.18%	1.78%	(1.30)%	$671	—
Year Ended October 31, 2016(c)	$45.65	(0.70)	(4.19)	(4.89)	—	—	—	—	$40.76	(10.73)%	4.24%	1.78%	(1.63)%	$3,028	—
Service Class
Year Ended October 31, 2020	$29.49	(0.82)	0.04	(0.78)	—	—	—	—	$28.71	(2.64)%	6.56%	2.78%	(2.56)%	$14	—
Year Ended October 31, 2019	$33.40	(0.53)	(3.38)	(3.91)	—	—	—	—	$29.49	(11.70)%	6.99%	2.78%	(1.60)%	$33	—
Year Ended October 31, 2018	$34.11	(0.69)	(0.02)	(0.71)	—	—	—	—	$33.40	(2.05)%	6.42%	2.78%	(1.92)%	$38	—
Year Ended October 31, 2017(c)	$36.49	(0.85)	(1.53)	(2.38)	—	—	—	—	$34.11	(6.55)%(d)	5.18%	2.78%	(2.30)%	$116	—
Year Ended October 31, 2016(c)	$41.25	(1.10)	(3.66)	(4.76)	—	—	—	—	$36.49	(11.62)%	5.24%	2.78%	(2.63)%	$169	—
Access Flex High Yield Fund
Investor Class
Year Ended October 31, 2020	$34.28	(0.39)	(0.98)	(1.37)	—	(1.14)	(0.12)	(1.26)	$31.65	(4.05)%	2.07%	1.88%	(1.17)%	$17,557	1,534%
Year Ended October 31, 2019	$32.40	0.06	3.20	3.26	(0.06)	(1.32)	—	(1.38)	$34.28	10.26%	1.90%	1.90%	0.19%	$19,823	1,362%
Year Ended October 31, 2018	$33.54	0.11	(0.18)	(0.07)	(0.11)	(0.69)	(0.27)	(1.07)	$32.40	(0.21)%	1.77%	1.77%	0.35%	$25,909	1,334%
Year Ended October 31, 2017	$32.66	(0.16)	2.27	2.11	—	(1.23)	—	(1.23)	$33.54	6.58%(e)	1.81%	1.81%	(0.49)%	$25,367	1,517%
Year Ended October 31, 2016	$33.89	(0.26)	1.94	1.68	—	(2.91)	—	(2.91)	$32.66	5.50%	1.64%	1.64%	(0.80)%	$41,517	1,851%
Service Class
Year Ended October 31, 2020	$33.80	(0.71)	(0.96)	(1.67)	—	(0.72)	(0.08)	(0.80)	$31.33	(4.98)%	3.07%	2.88%	(2.17)%	$2,806	1,534%
Year Ended October 31, 2019	$32.03	(0.27)	3.15	2.88	—	(1.11)	—	(1.11)	$33.80	9.12%	2.90%	2.90%	(0.81)%	$4,820	1,362%
Year Ended October 31, 2018	$32.80	(0.21)	(0.17)	(0.38)	—	(0.29)	(0.10)	(0.39)	$32.03	(1.15)%	2.77%	2.77%	(0.65)%	$2,648	1,334%
Year Ended October 31, 2017	$31.89	(0.48)	2.22	1.74	—	(0.83)	—	(0.83)	$32.80	5.54%(e)	2.81%	2.81%	(1.49)%	$5,326	1,517%
Year Ended October 31, 2016	$33.15	(0.57)	1.90	1.33	—	(2.59)	—	(2.59)	$31.89	4.53%	2.64%	2.64%	(1.80)%	$8,834	1,851%

(a)
Per share net investment income (loss) has been calculated using the average daily shares method.

(b)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(c)
As described in Note 9, adjusted for 1:5 reverse share split that occurred on December 5, 2016.

(d)
During the year ended October 31, 2017, the Fund received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was an increase of 3.30%.

(e)
During the year ended October 31, 2017, the Fund received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was an increase of 0.76%.

See accompanying notes to the financial statements.

Notes to Financial Statements

October 31, 2020 :: Notes to Financial Statements :: Access One Trust :: 16
1. Organization
The Access One Trust (the “Trust”) consists of three separate investment portfolios and is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”) and thus follows accounting and reporting guidance for investment companies. The Trust is organized as a Delaware statutory trust and is authorized to issue an unlimited number of shares of beneficial interest of no par value which may be issued in more than one class or series. These accompanying financial statements relate to Access Flex Bear High Yield Fund and Access Flex High Yield Fund (collectively, the “Funds” and individually a “Fund”). Each Fund is classified as non-diversified under the 1940 Act. Each Fund has two classes of shares outstanding: an Investor Class and a Service Class.
Each class of shares has identical rights and privileges except with respect to fees paid under the Distribution and Shareholder Services Plan and voting rights on matters affecting a single class of shares.
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust and Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. The actual results could differ from those estimates.
Investment Valuation
The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3.
Repurchase Agreements
Each Fund may enter into repurchase agreements with financial institutions in pursuit of its investment objective, as “cover” for the investment techniques it employs, or for liquidity purposes. Repurchase agreements are primarily used by the Funds as short-term investments for cash positions. Under a repurchase agreement, a Fund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year.
The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions generally with major, global financial institutions whose creditworthiness is continuously monitored by ProFund Advisors LLC (the “Advisor”). In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. Funds within both the Trust and ProFunds (an affiliated trust) invest in repurchase agreements jointly. Each Fund, therefore, holds a pro rata share of the collateral and interest income based upon the dollar amount of the repurchase agreements entered into by each Fund. The collateral underlying the repurchase agreement is held by the Fund’s custodian. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. A Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the Funds not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund’s total net assets. The investments of each of the Funds in repurchase agreements at times may be substantial when, in view of the Advisor, liquidity, investment, regulatory, or other considerations so warrant. During periods of high demand for repurchase agreements, the Funds may be unable to invest available cash in these instruments to the extent desired by the Advisor.
Information concerning the counterparties, value of, collateralization and amounts due under repurchase agreement transactions may be found on each Fund’s Schedule of Portfolio Investments.
Derivative Instruments
Each Fund maintains exposure to the high yield market (i.e., U.S. corporate high yield debt market), regardless of market conditions. This means the Funds do not adopt defensive positions in cash or other instruments in anticipation of an adverse market climate. The Access Flex Bear High Yield Fund invests primarily in derivatives and money market instruments that the Advisor believes, in combination, should provide investment results that inversely correspond to the high yield market. The Access Flex High Yield Fund invests primarily in derivatives, money market instruments, and U.S. Treasury obligations that the Advisor believes, in combination, should provide investment results that correspond to

17 :: Access One Trust :: Notes to Financial Statements :: October 31, 2020
the high yield market. During the year ended October 31, 2020, the Funds held credit default swap agreements for credit exposure to the high yield market, and futures contracts and/or treasury notes for interest rate exposure to meet each Fund’s investment objective.
All open derivative positions at year end are reflected on each respective Fund’s Schedule of Portfolio Investments. The volume associated with derivative positions varies on a daily basis as each Fund transacts in derivative contracts in order to achieve the appropriate exposure, as expressed in notional amount, in comparison to net assets consistent with each Fund’s investment objective. The notional amount of open derivative positions relative to each Fund’s net assets at period end is generally representative of the notional amount of open positions to net assets throughout the reporting period.
The Advisor is registered as a commodity pool operator (a “CPO”) under the Commodity Exchange Act (“CEA”), in connection with its management of certain funds outside of the Trust. The Advisor also registered as a commodity trading advisor (a “CTA”) under the CEA as a result of its role as subadvisor to funds outside the Trust. However, in connection with its management of the Funds, the Advisor has claimed an exclusion from the definition of CPO under the CEA, pursuant to Commodities Futures Trading Commission (“CFTC”) Regulation 4.5 due to each of the Fund’s limited trading in commodity interests. Accordingly, with respect to the Funds, the Advisor is not subject to registration or regulation as a CPO under the CEA. To remain eligible for the exclusion, each of the Funds will be limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including certain swap transactions (as well as futures). In the event that any of the Fund’s investments in commodity interests are not within the thresholds set forth in the exemption, the Advisor will not be able to rely on the exclusion, and will be required to comply with the additional recordkeeping, reporting, and disclosure requirements with respect to such fund. The Advisor’s eligibility to claim the exclusion with respect to each Fund is based upon, among other things, the level and scope of a Fund’s investment in commodity interests, the purpose of such investments and the manner in which the Fund holds out its use of commodity interests. Each Fund’s ability to invest in commodity interests (including, but not limited to swaps and futures on broad-based securities indexes and interest rates) is limited by the Advisor’s intention to operate the Fund in a manner that would permit the Advisor to continue to claim the exclusion, which may affect the Fund’s total return. In the event the Advisor becomes unable to rely on the exclusion and is required to register with the CFTC as a CPO with respect to a Fund, the Fund’s expenses may increase, adversely affecting that Fund’s return.
The following is a description of the derivative instruments utilized by the Funds, including certain risks related to each instrument type.
Swap Agreements
As of October 31, 2020, the Access Flex Bear High Yield Fund invested in centrally cleared credit default swaps as a substitute for shorting notes in order to gain inverse credit exposure to the high yield market. As of October 31, 2020, the Access Flex High Yield Fund invested in centrally cleared credit default swaps as a substitute for investing directly in notes in order to gain credit exposure to the high yield market.
In a credit default swap (“CDS”), the agreement will reference one or more debt securities or reference entities. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” a periodic stream of payments over the term of the contract until a credit event, such as a default, on a reference entity has occurred. If a credit event occurs, the seller generally must pay the buyer: a) the full notional value of the swap; or b) the difference between the notional value of the defaulted reference entity and the recovery price/rate for the defaulted reference entity. CDS are designed to reflect changes in credit quality, including events of default. A CDS may require premium (discount) payments as well as daily payments (receipts) related to the interest leg of the swap or to the default or change in price of a reference entity.
The counterparty risk for cleared swap agreements is generally lower than for uncleared over-the-counter swap agreements because, generally, a clearing organization becomes substituted for each counterparty to a cleared swap agreement and, in effect, guarantees each party’s performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations. However, there can be no assurance that the clearing organization, or its members, will satisfy its obligations to a Fund.
If a Fund is a seller of a CDS contract (also referred to as a seller of protection or as a buyer of risk), the Fund would be required to pay the par (or other agreed upon) value of a referenced obligation to the counterparty in the event of a default or other credit event. In return, the Fund would receive from the counterparty a daily stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap.
If a Fund is a buyer of a CDS contract (also referred to as a buyer of protection or a seller of risk), the Fund would have the right to deliver a reference obligation and receive the par (or other agreed-upon) value of such obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade). In return, the Fund would pay the counterparty a daily stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund.
The Funds enter into a CDS with multiple reference entities, in which case payments and settlements in respect of any defaulting reference entity would typically be dealt with separately from the other reference entities.
Upon entering into a centrally cleared CDS, a Fund may be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 3% to 6% of the notional amount for CDS on high yield debt issuers (this amount is subject to change by

October 31, 2020 :: Notes to Financial Statements :: Access One Trust :: 18
the clearing organization that clears the trade). This amount, known as “initial margin,” is in the nature of a performance bond or good faith deposit on the CDS and is returned to a Fund upon termination of the CDS, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the CDS fluctuates, making the long and short positions in the CDS contract more or less valuable, a process known as “marking-to-market.” The premium (discount) payments are built into the daily price of the CDS and thus are amortized through the variation margin. The variation margin payment also includes the daily portion of the periodic payment stream.
The use of swaps is a highly specialized activity which involves investment techniques and risks in addition to and in some cases different from those associated with ordinary portfolio securities transactions. The primary risks associated with the use of swap agreements are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the inability of the counterparties or clearing organization to perform. If a counterparty’s creditworthiness for an over-the-counter swap declines, the value of the swap would likely decline. The Advisor, under the supervision of the Trust’s Board of Trustees, is responsible for determining and monitoring the liquidity of the Funds’ transactions in swap agreements.
Futures Contracts
The Funds may purchase or sell futures contracts as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. As of October 31, 2020, each Fund held cash-settled U.S. Treasury Note futures contracts.
A cash-settled futures contract obligates the seller to deliver (and the purchaser to accept) an amount of cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the final settlement price of a specific futures contract and the price at which the agreement is made. No physical delivery of the underlying asset is made.
The Funds generally engage in closing or offsetting transactions before final settlement of a futures contract, wherein a second identical futures contract is sold to offset a long position (or bought to offset a short position). In such cases, the obligation is to deliver (or take delivery of) cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the price of the offsetting transaction and the price at which the original contract was entered into. If the original position entered into is a long position (futures contract purchased), there will be a gain (loss) if the offsetting sell transaction is carried out at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold), there will be a gain (loss) if the offsetting buy transaction is carried out at a lower (higher) price, inclusive of commissions.
Whether the Funds realize a gain or loss from futures activities depends generally upon movements in the underlying currency, commodity, security or index. The extent of a Fund’s loss from an unhedged short position in a futures contract is potentially unlimited and investors may lose the amount that they invest plus any profits recognized on that investment. The Funds will engage in transactions in futures contracts that are traded on a U.S. exchange or board of trade or that have been approved for sale in the U.S. by the CFTC.
Upon entering into a futures contract, a Fund will be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 1% to 3% of the contract amount for treasury futures (this amount is subject to change by the exchange on which the contract is traded). This amount, known as “initial margin,” is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the asset underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to expiration of a futures contract, the Fund may elect to close its position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.
The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of futures and the market value of the underlying assets, and the possibility of an illiquid market for a futures contract. Although a Fund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. If trading is not possible, or if the Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market. In addition, although the counterparty to a futures contract is often a clearing organization, backed by a group of financial institutions, there may be instances in which the counterparty could fail to perform its obligations, causing significant losses to a Fund.

19 :: Access One Trust :: Notes to Financial Statements :: October 31, 2020
Summary of Derivative Instruments
The following table summarizes the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of October 31, 2020.
	Assets		Liabilities
Fund	Variation Margin on Futures Contracts*	Variation Margin on Credit Default Swap Agreements*	Variation Margin on Futures Contracts*	Variation Margin on Credit Default Swap Agreements*
Credit Risk Exposure:
Access Flex Bear High Yield Fund	$—	$5,545	$—	$—
Access Flex High Yield Fund	—	—	—	209,856
Interest Rate Risk Exposure:
Access Flex Bear High Yield Fund	$1,585	$—	$—	$—
Access Flex High Yield Fund	—	—	1,986	—

*
Includes cumulative appreciation/depreciation of futures contracts and credit default swap agreements as reported in the Schedules of Portfolio Investments. Only current day’s variation margin for both futures contracts and credit default swap agreements are reported within the Statements of Assets and Liabilities.

The following table presents the effect of derivative instruments on the Fund’s Statement of Operations, categorized by risk exposure, for the period ended October 31, 2020.
	Realized Gain (Loss) on Derivatives Recognized as a Result from Operations		Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result from Operations
Fund	Net Realized Gains (Losses) on Futures Contracts	Net Realized Gains (Losses) on Swap Agreements	Change in Net Unrealized Appreciation/ Depreciation on Futures Contracts	Change in Net Unrealized Appreciation/ Depreciation on Swap Agreements
Credit Risk Exposure:
Access Flex Bear High Yield Fund	$—	$(83,928)	$—	$10,497
Access Flex High Yield Fund	—	(135,233)	—	(360,832)
Interest Rate Risk Exposure:
Access Flex Bear High Yield Fund	$(35,703)	$—	$(1,962)	$—
Access Flex High Yield Fund	35,406	—	(2,802)	—
Investment Transactions and Related Income
Throughout the reporting period, investment transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.
Allocations
Expenses directly attributable to a Fund are charged to that Fund, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliate, are allocated among the respective funds in the Trust and/or affiliate based upon relative net assets or another reasonable basis.
The investment income, expenses (other than class specific expenses charged to a class), realized and unrealized gains and losses on investments of a Fund are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.
Distributions to Shareholders
The Access Flex Bear High Yield Fund intends to declare and distribute net investment income at least annually, if any. The Access Flex High Yield Fund intends to declare and distribute net investment income at least quarterly, if any. Net realized capital gains, if any, will be distributed annually.
The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., differing treatment on certain swap agreements, net operating loss, distribution reclassification, and equalization), such amounts

October 31, 2020 :: Notes to Financial Statements :: Access One Trust :: 20
are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain swap agreements) do not require a reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distribution of capital.
Federal Income Taxes
Each of the Funds intends to continue to qualify each year as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. The Funds intend to make timely distributions in order to avoid tax liability. Accordingly, no provision for federal income taxes is required in the financial statements. The Funds have a tax year end of October 31st.
Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken and the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Other
Expense offsets to custody fees that arise from credits on cash balances maintained on deposit are reflected on the Statements of Operations, as applicable, as “Fees paid indirectly.”
3. Investment Valuation Summary
The valuation techniques employed by the Funds, described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These valuation techniques distinguish between market participant assumptions developed based on market data obtained from sources independent of the Funds (observable inputs) and the Funds’ own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:
•
Level 1 — quoted prices in active markets for identical assets

•
Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

•
Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. For example, repurchase agreements are generally valued at amortized cost. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2. Fair value measurements may also require additional disclosure when the volume and level of activity for the asset or liability have significantly decreased, as well as when circumstances indicate that a transaction is not orderly. Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.
Derivatives are generally valued using independent pricing services and/or agreements with counterparties or other procedures approved by the Trust’s Board of Trustees. Futures contracts are generally valued at their last sale price prior to the time at which the net asset value per share of a class of shares of a Fund is determined and are typically categorized as Level 1 in the fair value hierarchy. Swap agreements are generally valued according to prices as furnished by an independent pricing service, generally at the mean of the bid and ask quotes and are typically categorized as Level 2 in the fair value hierarchy. If there was no sale on that day, fair valuation procedures as described below may be applied.
Security prices are generally valued at their fair value using information provided by a third party pricing service or market quotations or other procedures approved by the Trust’s Board of Trustees. The securities in the portfolio of a Fund, except as otherwise noted, that are listed or traded on a stock exchange or the Nasdaq National Market System (“Nasdaq/NMS”), are valued at the official closing price, if available, or the last sale price, on the exchange or system where the security is principally traded. If there have been no sales for that day on the exchange or system where the security is principally traded, then the value may be determined with reference to the last sale price, or the official closing price, if applicable, on any other exchange or system. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy. If there have been no sales for that day on any exchange or system, the security will be valued using fair value procedures in accordance with procedures approved by the Trust’s Board of Trustees as described below.
Securities regularly traded in the over-the-counter (“OTC”) markets, including securities listed on an exchange, but that are primarily traded OTC other than those traded on the Nasdaq/NMS, are generally valued on the basis of the mean between the bid and asked quotes furnished by dealers actively trading those instruments. Fixed-income securities are generally valued according to prices as furnished by an independent pricing service, generally at the mean of the bid and asked quotes for those instruments. Short-term fixed-income securities maturing in sixty days or less, and of sufficient credit quality, may be valued at amortized cost, which approximates fair value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the

21 :: Access One Trust :: Notes to Financial Statements :: October 31, 2020
security. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.
When the Advisor determines that the market price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price), it may be valued by other methods that the Board of Trustees believes accurately reflects fair value. The use of such a valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value; (ii) an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded; (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close. Any such fair valuations will be conducted pursuant to Board-approved fair valuation procedures. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Advisor or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.
For the year ended October 31, 2020, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

A summary of the valuations as of October 31, 2020, based upon the three levels defined above, is included in the table below:
	LEVEL 1 – Quoted Prices		LEVEL 2 – Other Significant Observable Inputs		Total
	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^
Access Flex Bear High Yield Fund
Repurchase Agreements	$—	$—	$488,000	$—	$488,000	$—
Futures Contracts	—	1,585	—	—	—	1,585
Credit Default Swap Agreements	—	—	—	5,545	—	5,545
Total	$—	$1,585	$488,000	$5,545	$488,000	$7,130
Access Flex High Yield Fund
U.S. Treasury Obligation	$—	$—	$12,665,830	$—	$12,665,830	$—
Repurchase Agreements	—	—	18,689,000	—	18,689,000	—
Futures Contracts	—	(1,986)	—	—	—	(1,986)
Credit Default Swap Agreements	—	—	—	(209,856)	—	(209,856)
Total	$—	$(1,986)	$31,354,830	$(209,856)	$31,354,830	$(211,842)

^
Other financial instruments include any derivative instruments not reflected in the Schedule of Portfolio Investments as Investment Securities, such as futures contracts and credit default swap agreements. These investments are generally recorded in the financial statements at the unrealized appreciation/(depreciation) on the investment.

4. Fees and Transactions with Affiliates and Other Parties
The Funds have entered into an Investment Advisory Agreement with the Advisor. Under this agreement, the Funds each pay the Advisor a fee at an annualized rate of 0.75% of the average daily net assets of each respective Fund.
In addition, subject to the condition that the aggregate daily net assets of the Trust and ProFunds be equal to or greater than $10 billion, the Advisor has agreed to the following fee reductions with respect to each individual Fund: 0.025% of the Fund’s daily net assets in excess of  $500 million to $1 billion, 0.05% of the Fund’s daily net assets in excess of  $1 billion to $2 billion, and 0.075% of the Fund’s daily net assets in excess of  $2 billion. During the year ended October 31, 2020, no Fund’s annual investment advisory fee was subject to such reductions.
Citi Fund Services Ohio, Inc. (“Citi”) acts as the Trust’s administrator (the “Administrator”). For its services as Administrator, the Trust pays Citi an annual fee based on the Trust’s and ProFunds’ aggregate average net assets at a tier rate ranging from 0.00375% to 0.05% and a base fee for certain filings. Administration fees also include additional fees paid to Citi by the Trust for additional services provided, including support of the Trust’s compliance program.
Citi also acts as fund accounting agent for the Trust. For these services, the Trust pays Citi an annual fee based on the Trust’s and ProFunds’ aggregate average net assets at a tier rate ranging from 0.00375% to 0.03%, a base fee and reimbursement of certain expenses.
FIS Investor Services LLC (“FIS”) acts as transfer agent for the Trust. For these services, the Trust pays FIS a base fee, account and service charges, and reimbursement of certain expenses.
ProFunds Distributors, Inc. (the “Distributor”), a wholly owned subsidiary of the Advisor, serves as the Trust’s distributor. Under a Distribution and Shareholder Services Plan, adopted by the Trust’s Board of Trustees pursuant to Rule 12b-1 under the 1940 Act, each Fund may pay financial intermediaries such as broker-dealers,

October 31, 2020 :: Notes to Financial Statements :: Access One Trust :: 22
investment advisors and the Distributor up to 1.00%, on an annualized basis, of the average daily net assets attributable to Service Class shares as compensation for service and distribution-related activities and/or shareholder services with respect to Service Class shares.
The Advisor, pursuant to a separate Management Services Agreement, performs certain client support services and other administrative services on behalf of the Funds. For these services, each Fund pays the Advisor a fee at the annual rate of 0.15% of its average daily net assets.
The Advisor, pursuant to a separate Services Agreement, performs certain services related to the operation and maintenance of a shareholder trading platform. For these services, the Trust pays the Advisor a monthly base fee as reflected on the Statements of Operations as “Service fees.”
The Funds pay fees to certain intermediaries or financial institutions for record keeping, sub-accounting services, transfer agency and other administrative services as reflected on the Statements of Operations as “Administrative services fees.”
Certain Officers and a Trustee of the Trust are affiliated with the Advisor or the Administrator. Except as noted below with respect to the Trust’s Chief Compliance Officer, such Officers and Trustee receive no compensation from the Funds for serving in their respective roles. The Trust, together with affiliated Trusts, pays each Independent Trustee compensation for his services at the annual rate of  $185,000. Independent Trustees also receive $10,000 for attending each regular quarterly in-person meeting, $3,000 for attending each special in-person meeting, and $3,000 for attending each telephonic meeting. During the year ended October 31, 2020, actual Trustee compensation was $684,000 in aggregate from the Trust and affiliated trusts. There are certain employees of the Advisor, such as the Trust’s Chief Compliance Officer and staff who administer the Trust’s compliance program, in which the Funds reimburse the Advisor for their related compensation and certain other expenses incurred as reflected on the Statements of Operations as “Compliance services fees.”

The Advisor has contractually agreed to waive advisory and management services fees, and if necessary, reimburse certain other expenses of the Funds for the periods listed below in order to limit the annual operating expenses (exclusive of brokerage costs, interest, taxes, dividends (including dividend expenses on securities sold short), litigation, indemnification, and extraordinary expenses) as follows:
	For the Period March 1, 2020 through February 28, 2021		For the Period March 1, 2019 through February 29, 2020
	Investor Class	Service Class	Investor Class	Service Class
Access Flex Bear High Yield Fund	1.78%	2.78%	1.78%	2.78%
Access Flex High Yield Fund	1.78%	2.78%	1.95%	2.95%
The Advisor may recoup the advisory and management services fees contractually waived or limited and other expenses reimbursed by it within three years of the end of the contractual period; however, such recoupment will be limited to the lesser of any expense limitation in place at the time of the recoupment or the expense limitation in place at the time of the waiver or reimbursement. Any amounts recouped by the Advisor during the year are reflected on the Statements of Operations as “Recoupment of prior expenses reduced by the Advisor.” As of October 31, 2020, the recoupments that may potentially be made by the Funds are as follows:
	Expires 2/28/21	Expires 2/28/22	Expires 2/28/23	Expires 2/29/24	Total
Access Flex Bear High Yield Fund	$22,857	$28,419	$30,929	$25,051	$107,256
Access Flex High Yield Fund	—	—	—	44,103	44,103
	$22,857	$28,419	$30,929	$69,154	$151,359

5. Securities Transactions
The cost of U.S. government security purchases and the proceeds from the sale of U.S. government securities (excluding securities maturing less than one year from acquisition) during the year ended October 31, 2020 were as follows:
	Purchases	Sales
Access Flex High Yield Fund	$206,738,135	$211,189,217
6. Investment Risks
Some risks apply to all Funds, while others are specific to the investment strategy of a Fund. Each Fund may be subject to other risks in addition to these identified risks. This section discusses certain common principal risks encountered by the Funds. The risks are presented in an order intended to facilitate readability, and their order does not imply that the realization of one risk is likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk.
Risks Associated with the Use of Derivatives
The Funds may obtain investment exposure through derivatives. Investing in derivatives may be considered aggressive, may expose the Funds to greater risks, and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When a Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the high yield market) and the derivative, which may prevent that

23 :: Access One Trust :: Notes to Financial Statements :: October 31, 2020
Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Funds to losses in excess of those amounts initially invested. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.
Active Investor Risk
The Funds permit short-term trading of their securities. In addition, the Advisor expects a significant portion of the assets invested in the Funds to come from professional money managers and investors who use the Funds as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover, and may result in additional costs for a Fund. In addition, large movements of assets into and out of a Fund may have a negative impact on that Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, a Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in the Fund’s prospectus.
Credit Default Swaps (CDS) Risk
While the Access Flex Bear High Yield Fund will normally be a net “buyer” of CDS and while the Access Flex High Yield Fund will normally be a net “seller” of CDS, at times the Access Flex Bear High Yield Fund may be a net “seller” and the Access Flex High Yield Fund may be a net “buyer” of CDS. When a Fund is a seller of credit protection, upon the occurrence of a credit event, the Fund will have an obligation to pay the full notional value of a defaulted reference entity less recovery value. When a Fund is a buyer of credit protection, upon the occurrence of a credit event, the counterparty to the Fund will have an obligation to pay the full notional value of a defaulted reference entity less recovery value. Recovery values for CDS are generally determined via an auction process to determine the final price for a given reference entity. Although, each Fund intends, as practicable, to obtain exposure through centrally cleared CDS, an active market may not exist for any of the CDS in which a Fund invests or in the reference entities subject to the CDS. As a result, a Fund’s ability to maximize returns or minimize losses on such CDS may be impaired. Other risks of CDS include difficulty in valuation due to the lack of pricing transparency and the risk that changes in the value of the CDS do not reflect changes in the credit quality of the underlying reference entities or may otherwise perform differently than expected given market conditions. Because a Fund may use a single counterparty or a small number of counterparties, certain CDS involve many reference entities and there are no limitations on the notional amount established for the CDS. As a result, counterparty risk may be amplified.
Counterparty Risk
A Fund that will invest in financial instruments involving third parties (i.e., counterparties) is subject to counterparty risk. The use of financial instruments, such as CDS or futures contracts, involves risks that are different from those associated with ordinary portfolio securities transactions. Each Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to financial instruments and repurchase agreements entered into by the Fund. The Funds generally structure the agreements such that either party can terminate the contract without penalty prior to the termination date. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of an investment in that Fund may decline. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
The Funds typically enter into transactions with counterparties whose credit rating, at the time of the transaction, is investment grade, as determined by a nationally recognized statistical rating organization, or, if unrated, judged by the Advisor to be of comparable quality. These are usually major, global financial institutions. Although the counterparty to a centrally cleared swap agreement and/or exchange-traded futures contract is often backed by a futures commission merchant (“FCM”) or clearing organization that is further backed by a group of financial institutions, there may be instances in which the FCM or the clearing organization could fail to perform its obligations, causing significant losses to the Fund. For example, the Fund could lose margin payments it has deposited with a clearing organization as well as any gains owed but not paid to the Fund if the clearing organization becomes insolvent or otherwise fails to perform its obligations.
Under current CFTC regulations, a FCM maintains customers’ assets in a bulk segregated account. If a FCM fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that FCM’s bankruptcy. In that event, in the case of futures, the FCM’s customers are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that FCM’s customers. In the case of cleared swaps, customers of a FCM in bankruptcy are entitled to recover assets specifically attributable to them pursuant to new CFTC regulations, but may nevertheless risk loss of some or all of their assets due to accounting or operational issues or due to legal risk in connection with the application of bankruptcy law to cleared swaps.
Liquidity Risk
In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Funds invest, a Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true fair value in the judgment of the Advisor. Markets for the securities or financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent a Fund from limiting losses, realizing gains, or from

October 31, 2020 :: Notes to Financial Statements :: Access One Trust :: 24
achieving a high correlation (or inverse correlation) with the total return of the high yield market.
Debt Instruments Risk
Each Fund will invest in, or seek exposure to, debt instruments. Debt instruments are subject to adverse issuer, political, regulatory, market and economic developments, as well as developments that affect economic sectors, industries, or segments of the market. Additionally, the credit quality of the issuer of a debt instrument (including the risk of a potential default) can also affect the price of a debt instrument. The perceived or actual inability of issuers, guarantors, or liquidity providers of debt instruments to make scheduled interest payments can negatively impact the performance of a Fund. Debt instruments may have varying levels of sensitivity to changes in interest rates.
Typically, the price of outstanding debt instruments falls when interest rates rise. Without taking into account other factors, the prices of debt instruments with longer maturities may fluctuate more in response to interest rate changes than those of debt instruments with shorter maturities. In addition, changes in the credit quality of the issuer of a debt instrument (including a default) can also affect the price of a debt instrument. These factors may cause the value of an investment in a Fund to change. All U.S. government securities are subject to credit risk. It is possible that the U.S. government may not be able to meet its financial obligations or that securities issued by the U.S. government may experience credit downgrades. Such a credit event may also adversely impact the financial markets. The Access Flex Bear High Yield Fund is inversely correlated to bond prices and will typically respond differently to the above factors than would a Fund positively correlated to bond prices such as the Access Flex High Yield Fund.
High Yield Risk
Investment in or exposure to high yield (lower rated) debt instruments (also known as “junk bonds”) may involve greater levels of interest rate, credit, liquidity and valuation risk than for higher rated instruments. High yield debt instruments may be more sensitive to economic changes, political changes, or adverse developments specific to a company than other fixed income instruments. These securities are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. High yield debt instruments are considered speculative with respect to the issuer’s continuing ability to make principal and interest payments and, therefore, such instruments generally involve greater risk of default or price changes than higher rated debt instruments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce market liquidity (liquidity risk). Less active markets may diminish a Fund’s ability to obtain accurate market quotations when valuing the portfolio securities and thereby give rise to valuation risk. High yield debt instruments may also present risks based on payment expectations. For example, these instruments may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the issuer of a security is in default with respect to interest or principal payments, the issuer’s security could lose its entire value. Furthermore, the transaction costs associated with the purchase and sale of high yield debt instruments may vary greatly depending upon a number of factors and may adversely affect a Fund’s performance. While the realization of certain of these risks may benefit the Access Flex Bear High Yield Fund because it seeks investment results that correspond to the inverse of the high yield market, such occurrences may introduce more volatility to the Fund.
Natural Disaster/Epidemic Risk
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks previously mentioned, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Funds and their investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Funds may have difficulty achieving their investment objectives which may adversely impact performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Fund’s investment advisor and third party service providers), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments. These factors can cause substantial market volatility, exchange trading suspensions and closures and can impact the ability of the Funds to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis may also affect the global economy in ways that cannot necessarily be foreseen at the current time. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these events could have significant impact on a Fund’s performance, resulting in losses to your investment.
Risk that Current Assumptions and Expectations Could Become Outdated As a Result of Global Economic Shocks
The onset of the novel coronavirus (COVID-19) has caused significant shocks to global financial markets and economies, with many governments taking extreme actions to slow and contain the

25 :: Access One Trust :: Notes to Financial Statements :: October 31, 2020
spread of COVID-19. These actions have had, and likely will continue to have, a severe economic impact on global economies as economic activity in some instances has essentially ceased. Financial markets across the globe are experiencing severe distress at least equal to what was experienced during the global financial crisis in 2008. In March 2020, U.S. equity markets entered a bear market in the fastest such move in the history of U.S. financial markets. Contemporaneous with the onset of the COVID-19 pandemic in the US, oil experienced shocks to supply and demand, impacting the price and volatility of oil. The global economic shocks being experienced as of the date hereof may cause the underlying assumptions and expectations of the Funds to become outdated quickly or inaccurate, resulting in significant losses.

7. Federal Income Tax Information
The tax character of dividends paid to shareholders during the latest tax years ended, as noted below, were as follows:
	Year Ended October 31, 2020				Year Ended October 31, 2019
	Distributions Paid from Ordinary Income	Distributions Paid from Net Long-Term Capital Gains	Tax Return of Capital	Total Distributions Paid	Distributions Paid from Ordinary Income	Distributions Paid from Net Long-Term Capital Gains	Tax Return of Capital	Total Distributions Paid
Access Flex High Yield Fund	$547,098	$—	$59,251	$606,349	$1,173,721	$—	$—	$1,173,721
As of the latest tax year ended October 31, 2020, the components of accumulated earnings (deficit) on a tax basis were as follows:
	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)
Access Flex Bear High Yield Fund	$—	$—	$—	$(5,399,206)	$—	$(5,399,206)
Access Flex High Yield Fund	—	—	—	(171,502)	(16,436)	(187,938)
Under current tax law, capital and specific ordinary loss realized after October 31 may be deferred and treated as occurring on the first business day of the following tax fiscal year. As of the latest tax year ended October 31, 2020, the following Fund had deferred losses which will be treated as arising on the first day of the tax fiscal year ending on October 31, 2021:
Qualifed Late Year Ordinary Losses
Access Flex Bear High Yield Fund	$57,187
As of the latest tax year ended October 31, 2020, the Funds had capital loss carryforwards (“CLCFs”) as summarized in the table below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration.
No Expiration Date
Access Flex Bear High Yield Fund	$5,342,019
Access Flex High Yield Fund	171,502
The Board does not intend to authorize a distribution of any realized gain for a Fund until any applicable CLCF has been offset or expires.
As of October 31, 2020, the cost, gross unrealized appreciation and gross unrealized depreciation on investment securities and derivative instruments, for federal income tax purposes, were as follows:
	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Access Flex Bear High Yield Fund	$488,000	$—	$—	$—
Access Flex High Yield Fund	31,371,266	—	(16,436)	(16,436)
8. Transactions with Lehman Brothers Holdings, Inc.
On September 15, 2008, Lehman Brothers Holdings, Inc. filed a petition for Chapter 11 bankruptcy. Prior thereto, the Funds transacted business with subsidiaries of Lehman Brothers Holdings, Inc. (altogether, “Lehman”) whereby Lehman acted as a counterparty to certain derivative transactions. All derivatives transactions with Lehman were terminated prior to September 15, 2008, but certain settlement payments relating to such transactions

October 31, 2020 :: Notes to Financial Statements :: Access One Trust :: 26
were not due to be made until on or after that date. Settlement of these transactions has been delayed due to Lehman’s bankruptcy proceedings.
As of October 31, 2020, Access Flex Bear High Yield Fund was owed $300,128 of the original amount owed, as of September 15, 2008, of  $925,069, from over-the-counter derivatives transactions with Lehman. To the extent Lehman fails to fully pay the Access Flex Bear High Yield Fund by the conclusion of the bankruptcy in connection with the settlement of such transactions, the Advisor, an affiliate of the Trust, has entered into a Receivables Agreement dated September 15, 2008 to reimburse the Access Flex Bear High Yield Fund for any shortfall in payments from Lehman. Specifically, the Receivables Agreement among the Advisor, ProShare Advisors LLC (an investment adviser affiliated with the Advisor) and ProFunds Trust, ProShares Trust and the Trust (collectively, the “PF Trusts”) (each affiliated and under common control with the other PF Trusts) provides that the investment adviser to specified funds of the PF Trusts will contribute cash to any such fund, equal to the amounts owed to the Access Flex Bear High Yield Fund from Lehman for brokerage transactions or written over-the-counter derivatives agreements as of September 15, 2008 (the “Lehman Obligations”). The Receivable Agreement will not terminate until all Lehman Obligations are paid. Payments are triggered if any specified fund of a PF Trust, including the Access Flex Bear High Yield Fund, does not recover the full amounts owed to it by Lehman following the conclusion of all bankruptcy, liquidation and Securities Investor Protection Corporation proceedings related to Lehman. Accordingly, no loss is expected to be realized by the Access Flex Bear High Yield Fund. Lehman has made payments on the original amount owed to Access Flex Bear High Yield Fund. The fair value of the remaining claim due from Lehman in the Access Flex Bear High Yield Fund is $8,741 and is included in “Receivable for closed swap positions” on the Statements of Assets and
Liabilities. The fair value of the amount that is estimated to be paid by the Advisor is $291,387 and is included in “Due from Advisor under a Receivables Agreement” on the Statements of Assets and Liabilities. All other outstanding swap agreement balances due from (or to) Lehman have been substantially relieved as of October 31, 2020.
9. Reverse Share Splits
Effective December 5, 2016, the Access Flex Bear High Yield Fund underwent a 1-for-5 reverse share split. The effect of the reverse share split transaction was to divide the number of outstanding shares of the Access Flex Bear High Yield Fund by the reverse split factor, with a corresponding increase in the net asset value per share. This transaction did not change the net assets of the Access Flex Bear High Yield Fund or the value of a shareholder’s investment. The historical share transactions presented in the Statements of Changes in Net Assets and per share data presented in the Financial Highlights have been adjusted retroactively to give effect to the reverse share split.
10. Subsequent Events
On December 10, 2020, the Trust's Board of Trustees approved an agreement and plan of reorganization and termination pursuant to which Access Flex Bear High Yield Fund and Access Flex High Yield Fund will each reorganize into a corresponding newly created series within ProFunds, named Access Flex Bear High Yield ProFund and Access Flex High Yield ProFund. The transaction is expected to occur in the second calendar quarter of 2021.
Management has evaluated subsequent events through the date these financial statements were issued. Based on the evaluation, no adjustments or additional disclosures were required to the financial statements as of October 31, 2020.

27 :: Access One Trust :: Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees of Access One Trust:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Access One Trust (the Funds) (comprised of Access Flex Bear High Yield Fund and Access Flex High Yield Fund), including the schedules of portfolio investments, as of October 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Emphasis of a Matter
As discussed in Note 10, Subsequent Events, Access Flex Bear High Yield Fund and Access Flex High Yield Fund were approved to merge into a newly created series within an affiliated trust in the investment company complex and is expected to occur second calendar quarter 2021.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2020, by correspondence with custodians and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Access One Trust investment companies since 2010.
Columbus, Ohio
December 22, 2020

Board Approval of Investment Advisory Agreement (unaudited)  :: Access One Trust :: 28
Board Approval of Investment Advisory Agreement
At a meeting held on September 14-15, 2020, the Board of Trustees (the “Board”) of Access One Trust (the “Trust”) considered the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and ProFund Advisors LLC (the “Advisor”) on behalf of each of the Access Flex Bear High Yield Fund and Access Flex High Yield Fund (each a “Fund” and, collectively, the “Funds”).
The Board did not identify any particular information that was most relevant to its consideration to approve the continuation of the Advisory Agreement and each Trustee may have afforded different weight to the various factors.
The Board received a memorandum from independent legal counsel to the Independent Trustees regarding the Board’s responsibilities under state and federal law with respect to the Board’s consideration of the renewal or approval of investment advisory agreements. The Independent Trustees were advised by their independent legal counsel throughout the process, including about the legal standards applicable to their review.
In response to a request from the Independent Trustees, the Advisor provided information for the Board to consider relating to the continuation of the Investment Advisory Agreement, including information that addressed, among other things:
(i)
the nature, extent and quality of the services that were provided or proposed to be provided by the Advisor;

(ii)
the costs of the services to be provided and the profits realized by the Advisor;

(iii)
the investment performance of the Funds and the Advisor;

(iv)
the extent to which economies of scale might be realized as the Funds grow and whether fee levels reflect economies of scale, if any, for the benefit of Fund shareholders; and

(v)
other benefits to the Advisor and/or its affiliates from the relationship to the Funds.

It was noted that the Independent Trustees requested, and received, information from the Advisor concerning the Funds. In response to the request from the Independent Trustees, the Advisor provided information and reports relevant to the continuation of the Advisory Agreement, including among other things:
(i)
information about the advisory services that were being provided by the Advisor with respect to the Funds;

(ii)
the Advisor’s Form ADV;

(iii)
biographies of the employees of the Advisor who are primarily responsible for providing investment advisory services to the Funds;

(iv)
information regarding each component of the contractual fee rates and actual fee rates for the prior fiscal year;

(v)
information regarding advisory fees earned versus advisory fees waived for previous periods;

(vi)
performance information for prior periods;

(vii)
comparative industry fee data;

(viii)
information about fees and other amounts that were received by the Advisor and its affiliates for non-advisory services;

(ix)
information regarding the Advisor’s trade allocation and best execution policies and procedures;

(x)
information about the financial condition of the Advisor;

(xi)
information regarding how the Advisor monitors each Fund’s compliance with regulatory requirements and Trust procedures; and

(xii)
the Advisor’s reputation, expertise and resources.

The Independent Trustees retained the services of an independent consultant to assist in selecting a universe of peer group funds (the “Peer Group”) with similar investment strategies, as well as to help them in evaluating information with respect to certain aspects of their review, including the reasonableness of fees paid by the Funds. The Board evaluated all information available to it on a Fund-by-Fund basis, and their determinations were made separately with respect to each Fund.
In addition to the information provided and discussions that occurred at the meeting, the Board also considered information they received throughout the year as part of their regular oversight of the Funds.
Nature, Extent and Quality of the Advisor’s Services
The Board reviewed the nature, extent and quality of the investment advisory services performed by the Advisor with respect to the Funds. The Board noted there would be no significant differences between the scope of services provided by the Advisor in the past year and those to be provided in the upcoming year. The Board focused on the quality of the personnel and operations at the Advisor and the systems and processes required to manage the Funds effectively. In particular, the Board considered the following:
(i)
the investment objective of each Fund, the Advisor’s description of the skills needed to manage each Fund, and the Advisor’s success in achieving the investment objectives of each Fund;

(ii)
the size and experience of the Advisor’s portfolio staff and the Advisor’s ability to recruit, train and retain personnel with relevant experience and the specific expertise necessary to manage the Funds;

(iii)
the structure of the portfolio staff compensation program and the incentives it is intended to provide;

(iv)
the collateral, credit and cash management functions at the Advisor and the enhancements made in these areas;

(v)
the Advisor’s development of investment strategies, including those involving the use of complex financial instruments and

29 :: Access One Trust :: Board Approval of Investment Advisory Agreement (unaudited)
processes that maximize the Funds’ ability to meet their stated investment objectives and minimize counterparty risk;
(vi)
information regarding allocation of Fund brokerage and the selection of counterparties for Fund portfolio transactions;

(vii)
a significant investment in personnel and state-of-the-art technology that the Advisor has made over the course of several years and, recently, instituting several technological upgrades that would generally improve capacity and document production capabilities as well as technological upgrades that have contributed to successful remote working conditions during the COVID-19 pandemic; and

(viii)
information regarding the selection of counterparties for Fund portfolio transactions, as well as favorable terms of derivatives transactions the Advisor was able to negotiate with swap counterparties on behalf of the Funds.

The Board considered that the Advisor oversees the operations of the Funds and provides compliance services to the Funds. The Board also reviewed the Advisor’s compliance program, including specific activities associated with the Funds. The Board discussed the compliance program with the Funds’ Chief Compliance Officer (CCO). The Board and the CCO discussed the CCO’s evaluation of the operation of the Advisor’s compliance program, changes made to the Advisor’s compliance program since the CCO’s last annual report to the Board, and whether the CCO believed additional enhancements to the compliance program were warranted. The Board discussed compliance issues reported to the Board during the prior year and the remediation of such issues. The Board discussed key risk areas identified by the CCO and how such risks are addressed by the compliance program.
Based upon its review, the Board, including all of the Independent Trustees, concluded that (i) the investment advisory services provided by the Advisor were of high quality, (ii) the Advisor achieved the investment goals of the Funds, (iii) the Advisor’s services benefited the Funds’ shareholders, particularly in light of the nature of the Funds and the services required to support them and (iv) it was generally satisfied with the nature, quality and extent of services provided to the Funds by the Advisor.
Comparison of Services and Fees
The Advisor presented information about the fairness and reasonableness of the investment advisory fees payable to the Advisor in light of the investment advisory services provided, the costs of these services and the comparability to the fees paid by other investment companies, including mutual funds offering strategies similar in nature and extent to the Funds. The Board discussed the methodology used to prepare the comparative fee data for each Fund and the potential limitations of such data. The Board discussed the difficulty in compiling the comparative data and Peer Group information because the Funds are unique and few fund complexes with funds offering substantially similar investment objectives and strategies exist. The Board considered the Advisor’s representation that it found the Peer Group compiled by the independent consultant to be appropriate, but acknowledged the existence of certain differences between the Funds and their peers. The Board noted that the methodology used to compile the Peer Group and comparative data were identical to that used in prior years. Notwithstanding the challenge associated with Peer Group and data compilation, the Board found the comparative information it received to be useful in its evaluation of the reasonableness of the Advisor’s fees. The Advisor presented information about the significant drivers of cost and also examined the costs to investors to achieve the objectives of the Funds on their own, and noted that it would be more expensive or impractical to do so.
The Board reviewed information prepared by the independent consultant, comparing management and expense information for each Fund to that of the Peer Group. The Board reviewed Peer Group information prepared by the consultant comparing the contractual advisory fee rate to be paid by the Funds to other funds with investment objectives most similar to the Funds. The Board also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fees paid by each Fund after taking waivers and reimbursements into account.
The Board noted that the advisory fee paid by each Fund compared favorably to its Peer Group and universe average.
The Board considered and discussed the sub-advisory fees charged and the services provided by the Advisor to the one mutual fund it serves as sub-advisor. The Board recognized that the scope of services provided by the Advisor to the mutual fund is narrower than the services provided to the Funds for several reasons, including that the Advisor performs only services delegated to it by the investment adviser to the mutual fund and does not provide other services like daily cash management, collateral management, and counterparty management. The Board noted that for these reasons it is difficult to make comparisons of fees charged to the sub-advised mutual fund and the Funds.
The Board also recognized that it is difficult to make comparisons of fees across fund complexes because there may be variations in services that are included in the fees paid by other mutual funds.
The Board, including all of the Independent Trustees, concluded that, with respect to each Fund, the investment advisory fees and any other compensation payable to the Advisor were reasonable in relation to the nature and quality of the services provided and that the continuation of the Advisory Agreement was in the best interests of the shareholders of the Fund.
Investment Performance of the Funds and the Advisor
The Board considered total return information for each Fund and focused on the correlation of returns with the high yield market (or inverse thereof, as applicable) for each Fund for the 3-month, 1-year, 3-year, 5-year, 10-year and since inception periods ended June 30, 2020. The Board also considered performance information provided at regular Board meetings throughout the reporting period. The Board noted that correlation of returns with the high yield market (or inverse thereof, as applicable) for each

Board Approval of Investment Advisory Agreement (unaudited)  :: Access One Trust :: 30
Fund remained strong during the applicable periods and Fund performance versus target performance was generally within expected ranges.
In regard to the Access Flex Bear High Yield Fund, the Board considered that for each of the one-year, three-year, five-year and ten-year periods ended June 30, 2020, the Fund closely tracked its Peer Group, index and universe. In regard to the Access Flex High Yield Fund, the Board considered that for each of the one-year, three-year, five-year and ten-year periods ended June 30, 2020, the Fund closely tracked its Peer Group. The Board also considered that the Fund underperformed its benchmark index for the one-year, five-year and ten-year periods.
After reviewing the performance of the Funds, the Board, including all of the Independent Trustees, concluded, in light of the foregoing factors, that the performance of the Funds was satisfactory.
Profitability
The Board considered and discussed with representatives of the Advisor the significant drivers of cost incurred by the Advisor or expected to be incurred by the Advisor in managing the Funds, including, but not limited to, intellectual capital, regulatory compliance, and entrepreneurial risk, and considered the costs that investors likely would incur if they independently sought to achieve the objectives of the Funds. The Board considered and discussed with representatives of the Advisor the profitability to the Advisor of its management of each of the Funds. The Board also discussed the Advisor’s profit margin, including the expense allocation methodology used in the Advisor’s profitability analysis. It was noted that the methodology for determining profitability was conducted in a similar fashion as the prior year.
The Independent Trustees met in executive session to discuss and evaluate the information provided by the Advisor and the independent consultant. Among other things, the Trustees reviewed information regarding the financial condition and profitability of the Advisor, including the methodologies involved in calculating profitability.
Based on its review, the Board, including all of the Independent Trustees, concluded that the profitability to the Advisor of the Advisory Agreement was reasonable in light of the services and benefits provided to each Fund.
Economies of Scale
The Board discussed with representatives of the Advisor potential economies of scale in connection with the management and operation of each Fund as well as the effect of the contractual expense limitations undertaken by the Advisor. The Board considered that each Fund covered by the Advisory Agreement pays the Advisor an annual investment advisory fee of 0.75% of average daily net assets.
The Board considered that, subject to the condition that the aggregate daily net assets of Access One Trust combined with the ProFunds Trust (ProFunds Trust funds are advised by the Advisor but are not part of the Trust) be equal to or greater than $10 billion, the Advisor has agreed to reduce each Fund’s annual investment advisory fee by 0.025% on assets in excess of  $500 million up to $1 billion, 0.05% on assets in excess of  $1 billion up to $2 billion and 0.075% on assets in excess of  $2 billion.
The Board indicated to the Advisor that it will continue to consider and evaluate on an ongoing basis potential economies of scale and how Fund shareholders might benefit from those economies of scale.
Other Benefits
The Board also considered the Advisor’s non-advisory services, including those performed under a separate Management Services Agreement. The Independent Trustees also considered any indirect, or “fall-out,” benefits that the Advisor or its affiliates derived from their relationship to the Funds but concluded that such benefits were relatively insignificant. The Board considered that ProFund Distributors, Inc., a wholly-owned subsidiary of the Advisor, earns fees from the Funds for providing services under a Distribution and Shareholder Services Plan.
Conclusions
Based on, but not limited to, the above considerations and determinations, the Board, including all of the Independent Trustees, determined that the Agreement for the Funds is fair and reasonable in light of the nature, extent and quality of the services to be performed, the fee rates to be paid, the Advisor’s expenses and such other matters as the Board considered relevant in the exercise of its business judgement. Accordingly, the Board concluded that the continuation of the Advisory Agreement was in the best interest of shareholders of the Funds. On this basis, the Board unanimously voted in favor of the renewal of the Advisory Agreement.

31 :: Access One Trust :: Trustees and Executive Officers (unaudited)
Name, Address, and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Operational Portfolios in Fund Complex Overseen by Trustee*	Other Directorship Held by Trustee
Independent Trustees
William D. Fertig c/o ProFunds 7501 Wisconsin Avenue, East Tower, 10th Floor Bethesda, MD 20814 Birth Date: 9/56	Trustee	Indefinite; June 2011 to present	Context Capital Management (Alternative Asset Management): Chief Investment Officer (September 2002 to present).	ProFunds (112); Access One Trust (3); ProShares (113)	Context Capital
Russell S. Reynolds, III c/o ProFunds 7501 Wisconsin Avenue, East Tower, 10th Floor Bethesda, MD 20814 Birth Date: 7/57	Trustee	Indefinite; December 2004 to present	RSR Partners, Inc. and predecessor company (Executive Recruitment and Corporate Governance Consulting): Managing Director (February 1993 to present).	ProFunds (112); Access One Trust (3); ProShares (113)	RSR Partners, Inc.
Michael C. Wachs c/o ProFunds 7501 Wisconsin Avenue, East Tower, 10th Floor Bethesda, MD 20814 Birth Date: 10/61	Trustee	Indefinite; December 2004 to present	Linden Lane Advisors, LLC (Real Estate Development): Managing Principal (2010 to present).	ProFunds (112); Access One Trust (3); ProShares (113)	NAIOP (the Commercial Real Estate Development Association)
Interested Trustee
Michael L. Sapir** 7501 Wisconsin Avenue, East Tower, 10th Floor Bethesda, MD 20814 Birth Date: 5/58	Trustee and Chairman of the Board	Indefinite; December 2004 to present	Chairman and Chief Executive Officer of the Advisor (April 1997 to present); ProShare Advisors LLC (November 2005 to present); ProShare Capital Management LLC (June 2008 to present).	ProFunds (112); Access One Trust (3); ProShares (113)

*
The “Fund Complex” consists of all operational registered investment companies advised by the Advisor and any operational registered investment companies that have an investment adviser that is an affiliated person of the Advisor. Investment companies that are non-operational (and therefore, not publicly offered) as of the date of this report are excluded from these figures.

**
Mr. Sapir is an “interested person,” as defined by the 1940 Act, because of his ownership interest in the Advisor.

Name, Address, and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Executive Officers
Todd B. Johnson 7501 Wisconsin Avenue, East Tower, 10th Floor Bethesda, MD 20814 Birth Date: 1/64	President	Indefinite; January 2014 to present	Chief Investment Officer of the Advisor and ProShare Advisors LLC (December 2008 to present); and ProShare Capital Management LLC (February 2009 to present).
Victor M. Frye 7501 Wisconsin Avenue, East Tower, 10th Floor Bethesda, MD 20814 Birth Date: 10/58	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite; September 2004 to present	Counsel and Chief Compliance Officer of the Advisor (October 2002 to present) and ProShare Advisors LLC (December 2004 to present); Secretary of ProFunds Distributors, Inc. (April 2008 to present); Chief Compliance Officer of ProFunds Distributors, Inc. (July 2015 to present).
Richard F. Morris 7501 Wisconsin Avenue, East Tower, 10th Floor Bethesda, MD 20814 Birth Date: 8/67	Chief Legal Officer and Secretary	Indefinite; December 2015 to present	General Counsel of the Advisor, ProShare Advisors, and ProShare Capital Management, LLC (December 2015 to present); Chief Legal Officer of ProFunds Distributors, Inc. (December 2015 to present); Partner at Morgan Lewis & Bockius, LLP (October 2012 to November 2015).
Christopher E. Sabato 4400 Easton Commons, Suite 200 Columbus, OH 43219 Birth Date: 12/68	Treasurer	Indefinite; September 2009 to present	Senior Vice President, Fund Administration, Citi Fund Services Ohio, Inc. (2007 to present).
The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 888-776-3637.

P.O. Box 182800
Columbus, OH 43218-2800
Access Funds
Post Office Mailing Address for Investments
P.O. Box 182800
Columbus, OH 43218-2800
Phone Numbers
For Individual Investors Only: 888-776-3637
Institutions and Financial Professionals Only: 888-776-5717
Website Address: ProFunds.com
This report is submitted for the general information of the shareholders of the Access One Trust. It is not authorized for the distribution to prospective investors unless preceded or accompanied by an effective prospectus. To receive the most recent month end performance information for each Fund, visit ProFunds.com.
A description of the policies and procedures that the Access One Trust uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling toll-free 888-776-3637; (ii) on the Access One Trust’s website at ProFunds.com; and (iii) on the Securities and Exchange Commission’s website at sec.gov. If applicable, information regarding how the Access One Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge by calling toll-free 888-776-3637; (ii) on the Access One Trust’s website at ProFunds.com; and (iii) on the Commission’s website at sec.gov.
Access One Trust files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT (and successor Forms). Schedules of Portfolio Holdings for the Funds in this report are available without charge on the Commission’s website at sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.
PRO1020

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 13 (a)(1).

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial experts are Michael C. Wachs and William D. Fertig, who are “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:

2019 $47,500

2020 $47,500

The fees relate to the audit of the registrant’s annual financial statements and the review of the annual post-effective registration statements paid to KPMG LLP.

(b)	Audit-Related Fees:

2019 $0

2020 $0

(c)	Tax Fees:

2019 $9,750

2020 $9,750

The fees relate to the preparation of the registrant’s tax returns, review of income and capital gain distribution calculations and fees related to quarterly asset diversification tests paid to KPMG LLP.

(d)	All Other Fees:

2019 $0

2020 $0

(e)(1)      The Audit Committee may pre-approve at any regularly scheduled Audit Committee meeting audit, audit-related, tax and other non-audit services to be rendered or that may be rendered by the Auditor to the Trust and certain non-audit services to be rendered by the Auditor to the Advisor which require pre-approval by the Audit Committee. In connection with such pre-approvals, the Auditor, or a Trust officer, with the assistance of the Auditor, shall provide the Audit Committee with a report containing information about each type of service to be pre-approved at the meeting.

The Trust will use a combination of the two approaches for pre-approving proposed services: (1) the proposed service be specifically pre-approved by the Audit Committee (“specific pre-approval”) or (2) may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”). Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any proposed services exceeding pre-approved cost levels will also require specific pre-approval by the Audit Committee.

(e)(2)	No Services included in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable as less than 50%.

(g)	2019 $9,750

2020 $9,750

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	Not applicable.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d))) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)  File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b)  Certifications pursuant to Rule 30a-2(b) are furnished hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Access One Trust

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer and Principal Financial Officer

Date	December 21, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Todd B. Johnson
Todd B. Johnson, President and Principal Executive Officer

Date	December 30, 2020

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer and Principal Financial Officer

Date	December 21, 2020

* Print the name and title of each signing officer under his or her signature.